Atlantic Tele-Network, Inc.

New York Society of Security Analysts

November 2004

Notice

ATN makes no express or implied representation or warranty as to the accuracy or completeness of the information contained herein. ATN expressly disclaims any and all liability that may be based on such information, errors therein or omissions therefrom.

This presentation may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are or may be forward-looking statements. Forward-looking statements can generally be identified by the use of words that include phrases such as “believe,” “expect,” “anticipate,” “plan,” “forsee,” “likely,” “will,” or other similar words and phrases. As such, final results could differ materially from estimates or expectations due to risks and uncertainties including, but not limited to, incomplete or preliminary information, government regulations, actions and policies, competitive factors, technological changes and continued acceptance of the Company’s services in the marketplace and other risks. ATN claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended

November 2004

Corporate Organization

Atlantic Tele-Network, Inc.

(Delaware)

AMEX: ANK

GT&T ATN: 80%; Gov’t 20% Main Operating Subsidiary PTT of Guyana Choice Communications Wholly owned Broadband, ISP, TV Virgin Islands Bermuda Digital 44% ATN; 56% local Cellular One Bermuda Largest Mobile Provider ATC Wholly owned Call Center in Guyana Call Home Telecom Wholly owned ILD business from Guyana

November 2004

ATN Consolidated Summary Financial Data

(USD Millions) 2001 2002 2003 Nine Months Ended September 30

2003 2004

Revenue from consolidated $ 88.1 $ 74.7 $ 83.3 $ 60.5 $ 66.0 operations1

Income from telephone $ 34.1 $ 27.4 $ 34.5 $ 24.8 $ 30.0

operations

Income before income taxes and $ 26.8 $ 24.8 $ 31.7 $ 22.9 $ 29.1 minority interest

Minority Interest ($ 3.1) ($ 2.4) ($ 3.5) ($ 2.3) ($ 2.9)

Net Income $ 9.2 $ 9.5 $ 12.2 $ 9.1 $ 10.6

Dividends Paid $ 4.0 $ 4.2 $ 4.6 $ 3.4 $ 3.8

1Revenue from consolidated operations consists of revenue from total revenue from telephone operations plus revenue from other operations.

November 2004

Guyana Facts and Figures

History

Dutch colony until 1815; English colony until independence in 1966

Republic in English Commonwealth

Geography

North Coast of South America, Caribbean Rim

Size of Idaho; 70% of Pop. on coastal plain

Demographics/Economy

Population of approx. 700,000; tele-density fixed line of approximately 13%

Over 1 million expatriates living in the U.S. and Canada

GDP per capita (purchasing power parity) $4,000; growth rate of 0.5%

Ethnic mix 50% East Indian, 36% Black; balance Amerindian and other

Literacy 99%

Unemployment 9.1% (understated—2000)

Source: CIA World Fact Book 2004

November 2004

GT&T Subscribers / Lines

160,000 140,000 120,000 100,000 80,000 60,000 40,000 20,000 0

1991 1993 1995 1997 1999 2001 2003 3Q 04

Access Lines Mobile Subscribers

November 2004

GT&T International MOUs
(in millions)



40
35
30
25
20
15
10
5
0
1Q-01
2Q-01
3Q-01
4Q-01
1Q-02
2Q-02
3Q-02
4Q-02
1Q-03
2Q-03
3Q-03
4Q-03
1Q-04
2Q-04
3Q-04
Inbound
Outbound

November 2004 7

Bermuda Digital Communications, Ltd.

Cellular Telephone Services Provider in Bermuda

Operates under the “Cellular One” brand

Approximately 50% of market share

State of the art: 1XRTT CDMA with BrewTM and EVDO

Competes with Bermuda Telephone Company’s cellular subsidiary and AT&T Wireless (both GSM)

Preferred roamer (and only CDMA roamer) for Verizon and Sprint visitors

ATN holds 44% interest

ATN receives management fee of approximately 6% of revenue, in addition to share of net income (equity in earnings)

ATN equity in earnings of BDC

9 months ended September 30, 2004 = $2.0 million

9 months ended September 30, 2003 = $1.7 million

November 2004

Other Operations & Investments

Choice Communications LLC

Largest Internet Service Provider (“ISP”) in the USVI serving nearly 9,000 subscribers, largely dial-up but with growth potential in WDSL segment

Provider of 137 channels of digital television programming via wireless (MMDS frequencies). Currently services approximately 3,800 subscribers with rapidly growing market share

May roll out telephony services opportunistically

Atlantic Tele-Center, LLC

Call Center Services provider, established in 2000, serving clients mostly in the United States;

Call Home Telecom, LLC

Provides United States distribution and termination of international outbound collect calls from Guyana

Investment in Bridge International Communications

November 2004

ATN Board of Directors

Cornelius B. Prior, Jr.

Chief Executive Officer and Chairman

Former Fulbright Scholar and attorney with Sullivan & Cromwell

Current trustee of Holy Cross and Harvard Law School, Chairman of CANTO (The Caribbean Association of National Telecommunication Organizations)

Ernst A. Burri

Director of the Company since May 1998

Member of the Audit and Compensation Committee

Former President of CODETEL, the leading telecommunications carrier in the Dominican Republic and a subsidiary of GTE Corporation, through December 31, 1997

Charles J. Roesslein

Director of the Company since April 2002

Chairman of the Audit and Compensation Committee

Former senior executive with SBC Communications, Inc. in various capacities, including vice president-chief financial officer and treasurer of Southwestern Bell Telephone Company

Henry Wheatley

Director of the Company since December 1997

Member of the Audit and Compensation Committee

President of Wheatley Realty Corporation since 1973 and Chairman of the Board of Coral World (Virgin Islands), Inc.

November 2004

ATN Management

Cornelius B. Prior, Jr.

Chief Executive Officer and Chairman of the Board (since 1987, including predecessor company).

Michael T. Prior

Chief Financial Officer & Treasurer (June 2003). Formerly partner of Q Advisors LLC, SVP Corp. Dev. LighTrade, Inc., Director ComSpace LLC and Corporate Finance Attorney with Cleary Gottlieb Steen and Hamilton (NY and London) and Perkins Coie (Seattle).

Steven J. Parrish

Vice President, Operations (November 2003). Twenty-six years of telecom experience including VP positions with Ameritech, Executive VP of USN Communications and Senior VP of WorldPort Communications with a focus on new technologies, engineering, and operations.

Douglas J. Minster

Vice President and General Counsel (November 2003). Former FCC attorney, member of founding team and senior legal advisor at Time Warner Telecommunications, VP of Patrick Communications, formed by ex-chairman of the FCC and senior advisor to new telecom and technology ventures.

Christopher N. Burns, CPA

Chief Accounting Officer (October 2003). Sixteen years of experience including Corporate Controller positions with emerging technology companies, Nauticus Networks and MCK Communications. Public accounting experience with Coopers & Lybrand (now PricewaterhouseCoopers).

Sonita Jagan

Chief Executive Officer of GT&T since June 1999, responsible for running one of the highest margin integrated telecommunications companies in the region. Started at GTT in March 1993.

November 2004

ATN Comparative Stock and Financial Data

Stock Price Performance

As of September 30, 2004

1-year Performance

ATN (ANK) 41% Russell 2000 17% S&P 500 12%

Amex

31%

Telecom

3-year Performance

149%

42% 7% -13%

Source: Yahoo Finance

November 2004

Valuation Ratios

Trailing twelve months

P/E Ratio

ATN

10.87

Telecom

Industry 27.16

S&P 500 22.57

Price to Sales1

1.63

2.32

3.19

Price to Book2

1.47

2.52

4.04

1ATN “sales” is comprised of revenue from telephone operations plus revenue from other operations 2Represents most recently reported quarter (June 30, 2004 for ATN) Source for Telecom and S&P comparative data—Multex Investor

November 2004

Dividend Ratios

Trailing twelve months

Dividend Yield

ATN 3.56

Telecom

Industry 3.9

S&P 500 2.08

Payout Ratio *

38.73

37.74

27.38

*Most recent quarter

Source for Telecom and S&P comparative data—Multex Investor

November 2004

Profitability Ratios

Trailing twelve months, as     % of revenues

Operating Margin1

ATN 37.38

Telecom

13.92

Industry

S&P 500 21.59

Net Profit Margin2

14.99 8.57 13.92

1ATN “sales” is comprised of revenue from telephone operations plus revenue from other operations; ATN operating income is comprised of income from telephone operations plus loss from other operations.

2Calculation affected by inclusion of 100% of revenue from GT&T but only 80% of net income due to minority interest. Source for Telecom and S&P comparative data—Multex Investor

November 2004

Mgmt Effectiveness Ratios

Trailing twelve months, in     %

Return On Assets

ATN 8.03

Telecom

Industry 3.95

S&P 500 7.1

Return on Investment

12.14

3.74

10.90

Return on Equity

12.65

12.15

19.54

Represents twelve months beginning on July 1, 2003 through June 30, 2004 for ATN Source for Telecom and S&P comparative data—Multex Investor

November 2004

Financial Strength Ratios

Most recent quarter

Total Debt to Equity

ATN

0.06

Telecom

Industry 0.79

S&P 500 0.65

Current Ratio

2.59

1.33

1.8

Represents most recently reported quarter (June 30, 2004 for ATN) Source for Telecom and S&P comparative data—Multex Investor

November 2004

Investment Considerations

Undervalued by almost any measure

Price/Earnings (11.17x); low price to cash flow ratio

Strong balance sheet:

Cash on hand $40.8 million at June 30, 2004

Debt of $6.0 million at June 30, 2004

High dividend yield with excellent payout record

Long track record of consistent returns

Disciplined strategy for growth

Improvement in other operations will deliver immediate benefits to bottom line

Cash flow and un-leveraged balance sheet, coupled with the potential for increasing the public float and market visibility provide fuel for external growth but focus will remain on bottom line

Earnings concentrated in Guyana

Low volume and float impact shares; controlling shareholder

November 2004